DISTRIBUTION PLAN OF CLASS A SHARES

                               THE EVERGREEN TRUST

                         EVERGREEN SMALL CAP VALUE FUND

   Section 1. The Evergreen Trust (the "Trust") may act as the distributor of securities which are issued in respect of one or more of its separate investment series, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan ("Plan").

     Section 2. The Trust may expend daily amounts at an annual rate of .75 of 1% of the average daily net asset value of the Class A Shares ("Shares") of its Evergreen Small Company Value Fund Series ("Fund") to finance any activity which is principally intended to result in the sale of Shares including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (Principal Underwriter) or others in order: (i) to enable payments to be made by the Principal Underwriter or others for any activity primarily intended to result in the sale of Shares, including, without limitation, (a) compensation to public relations consultants or other persons assisting in, or providing services in connection with, the distribution of Shares, (b)
advertising, (c) printing and mailing of prospectuses and reports for distribution to persons other than existing shareholders, (d) preparation and distribution of advertising material and sales literature, (e) commission payments, and principal and interest expenses associated with the financing of commission payments, made by the Principal Underwriter in connection with the sale of Shares and (f) conducting public relations efforts such as seminars;
(ii) to enable the Principal Underwriter or others to receive, pay or to have paid to others who have sold Shares, or who provide services to holders of Shares, a maintenance or other fee in respect of services provided to holders of Shares, at such intervals as the Principal Underwriter may determine, in respect of Shares previously sold and remaining outstanding during the period in respect of which such fee is or has been paid; and/or (iii) to compensate the Principal Underwriter for its efforts in respect of sales of Shares since inception of the Plan. Appropriate adjustments shall be made to the payments made pursuant to this Section 2 to the extent necessary to ensure that no payment is made by the Fund with respect to any Class in excess of the applicable limit imposed on asset based, front end and deferred sales charges under subsection (d) of
Section 26 of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, to the extent any amounts paid hereunder fall within the definition of an "asset based sales charge" under said NASD Rule such payments shall be limited to .75 of 1% of the aggregate net asset value of the Shares on an annual basis and, to the extent that any such payments are made in respect of "shareholder services" as that term is defined in the NASD Rule, such payments shall be limited to .25 of 1% of the aggregate net asset value of the Shares on an annual basis and shall only be made in respect of shareholder services rendered during the period in which such amounts are accrued.

   Section 3. This Plan shall not take effect with respect to any Fund until it has been approved by votes of a majority of (a) the outstanding Shares of such Series, (b) the Trustees of the Trust, and (c) those Trustees of the Trust who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Trust related hereto or any other person related to this Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan. In addition, any agreement related to this Plan and entered into by the Fund in connection therewith shall not take effect until it has been approved by votes of a majority of (a) the Board of Trustees of the Trust, and (c) the Disinterested Trustees of the Trust.

   Section 4. Unless sooner terminated pursuant to Section 6, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect for additional periods that shall not exceed one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board of Trustees of the Trust and (b) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan.

   Section 5. Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Trust's Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

    Section 6. This Plan may be terminated at any time with respect to any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the Shares of the Fund.

    Section 7. Any agreement of the Trust, with respect to any Fund, related to this Plan shall be in writing and shall provide:

     A. That such agreement may be terminated with respect to a Fund at any time without payment of any penalty, by vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding Shares of such Fund on not more than sixty days written notice to any other party to the agreement; and

     B. That such agreement shall terminate automatically in the event of its assignment.

     Section 8. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 with respect to a Fund unless such amendment is approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding Shares of such Fund, and no material amendment to this Plan shall be made unless approved by votes of a majority of (a) the Board of Trustees of the Trust, and (c) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such amendment.

DATED:

March 3, 1997

                       DISTRIBUTION PLAN OF CLASS B SHARES

                               THE EVERGREEN TRUST

                         EVERGREEN SMALL CAP VALUE FUND

     Section 1. The Evergreen Trust (the "Trust") may act as the distributor of securities which are issued in respect of one or more of its separate investment series, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan ("Plan").

     Section 2. The Trust may expend daily amounts at an annual rate of 1% of the average daily net asset value of the Class B Shares ("Shares") of its Evergreen Small Company Value Fund Series ("Fund") to finance any activity which is principally intended to result in the sale of Shares including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (Principal Underwriter) or others in order: (i) to enable payments to be made by the Principal Underwriter or others for any activity primarily intended to result in the sale of Shares, including, without limitation, (a) compensation to public relations consultants or other persons assisting in, or providing services in connection with, the distribution of Shares, (b)
advertising, (c) printing and mailing of prospectuses and reports for distribution to persons other than existing shareholders, (d) preparation and distribution of advertising material and sales literature, (e) commission payments, and principal and interest expenses associated with the financing of commission payments, made by the Principal Underwriter in connection with the sale of Shares and (f) conducting public relations efforts such as seminars;
(ii) to enable the Principal Underwriter or others to receive, pay or to have paid to others who have sold Shares, or who provide services to holders of Shares, a maintenance or other fee in respect of services provided to holders of Shares, at such intervals as the Principal Underwriter may determine, in respect of Shares previously sold and remaining outstanding during the period in respect of which such fee is or has been paid; and/or (iii) to compensate the Principal Underwriter for its efforts in respect of sales of Shares since inception of the Plan. Appropriate adjustments shall be made to the payments made pursuant to this Section 2 to the extent necessary to ensure that no payment is made by the Fund with respect to any Class in excess of the applicable limit imposed on asset based, front end and deferred sales charges under subsection (d) of
Section 26 of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, to the extent any amounts paid hereunder fall within the definition of an "asset based sales charge" under said NASD Rule such payments shall be limited to .75 of 1% of the aggregate net asset value of the Shares on an annual basis and, to the extent that any such payments are made in respect of "shareholder services" as that term is defined in the NASD Rule, such payments shall be limited to .25 of 1% of the aggregate net asset value of the Shares on an annual basis and shall only be made in respect of shareholder services rendered during the period in which such amounts are accrued.

     Section 3. This Plan shall not take effect with respect to any Fund until it has been approved by votes of a majority of (a) the outstanding Shares of such Series, (b) the Trustees of the Trust, and (c) those Trustees of the Trust who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Trust related hereto or any other person related to this Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan. In addition, any agreement related to this Plan and entered into by the Fund in connection therewith shall not take effect until it has been approved by votes of a majority of (a) the Board of Trustees of the Trust, and (c) the Disinterested Trustees of the Trust.

     Section 4. Unless sooner terminated pursuant to Section 6, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect for additional periods that shall not exceed one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board of Trustees of the Trust and (b) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan.

     Section 5. Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Trust's Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

     Section 6. This Plan may be terminated at any time with respect to any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the Shares of the Fund.

     Section 7. Any agreement of the Trust, with respect to any Fund, related to this Plan shall be in writing and shall provide:

     A. That such agreement may be terminated with respect to a Fund at any time without payment of any penalty, by vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding Shares of such Fund on not more than sixty days written notice to any other party to the agreement; and

     B. That such agreement shall terminate automatically in the event of its assignment.

     Section 8. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 with respect to a Fund unless such amendment is approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding Shares of such Fund, and no material amendment to this Plan shall be made unless approved by votes of a majority of (a) the Board of Trustees of the Trust, and (c) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such amendment.

DATED:

March 3, 1997

                       DISTRIBUTION PLAN OF CLASS C SHARES

                               THE EVERGREEN TRUST

                         EVERGREEN SMALL CAP VALUE FUND

     Section 1. The Evergreen Trust (the "Trust") may act as the distributor of securities which are issued in respect of one or more of its separate investment series, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan ("Plan").

     Section 2. The Trust may expend daily amounts at an annual rate of 1% of the average daily net asset value of the Class C Shares ("Shares") of its Evergreen Small Company Value Fund Series ("Fund") to finance any activity which is principally intended to result in the sale of Shares including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (Principal Underwriter) or others in order: (i) to enable payments to be made by the Principal Underwriter or others for any activity primarily intended to result in the sale of Shares, including, without limitation, (a) compensation to public relations consultants or other persons assisting in, or providing services in connection with, the distribution of Shares, (b)
advertising, (c) printing and mailing of prospectuses and reports for distribution to persons other than existing shareholders, (d) preparation and distribution of advertising material and sales literature, (e) commission payments, and principal and interest expenses associated with the financing of commission payments, made by the Principal Underwriter in connection with the sale of Shares and (f) conducting public relations efforts such as seminars;
(ii) to enable the Principal Underwriter or others to receive, pay or to have paid to others who have sold Shares, or who provide services to holders of Shares, a maintenance or other fee in respect of services provided to holders of Shares, at such intervals as the Principal Underwriter may determine, in respect of Shares previously sold and remaining outstanding during the period in respect of which such fee is or has been paid; and/or (iii) to compensate the Principal Underwriter for its efforts in respect of sales of Shares since inception of the Plan. Appropriate adjustments shall be made to the payments made pursuant to this Section 2 to the extent necessary to ensure that no payment is made by the Fund with respect to any Class in excess of the applicable limit imposed on asset based, front end and deferred sales charges under subsection (d) of
Section 26 of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, to the extent any amounts paid hereunder fall within the definition of an "asset based sales charge" under said NASD Rule such payments shall be limited to .75 of 1% of the aggregate net asset value of the Shares on an annual basis and, to the extent that any such payments are made in respect of "shareholder services" as that term is defined in the NASD Rule, such payments shall be limited to .25 of 1% of the aggregate net asset value of the Shares on an annual basis and shall only be made in respect of shareholder services rendered during the period in which such amounts are accrued.

     Section 3. This Plan shall not take effect with respect to any Fund until it has been approved by votes of a majority of (a) the outstanding Shares of such Series, (b) the Trustees of the Trust, and (c) those Trustees of the Trust who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Trust related hereto or any other person related to this Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan. In addition, any agreement related to this Plan and entered into by the Fund in connection therewith shall not take effect until it has been approved by votes of a majority of (a) the Board of Trustees of the Trust, and (c) the Disinterested Trustees of the Trust. Section 4. Unless sooner terminated pursuant to Section 6, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect for additional periods that shall not exceed one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board of Trustees of the Trust and (b) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan.

     Section 5. Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Trust's Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.
Section 6. This Plan may be terminated at any time with respect to any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the Shares of the Fund. Section 7. Any agreement of the Trust, with respect to any Fund, related to this Plan shall be in writing and shall provide:

     A. That such agreement may be terminated with respect to a Fund at any time without payment of any penalty, by vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding Shares of such Fund on not more than sixty days written notice to any other party to the agreement; and

     B. That such agreement shall terminate automatically in the event of its assignment. Section 8. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 with respect to a Fund unless such amendment is approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding Shares of such Fund, and no material amendment to this Plan shall be made unless approved by votes of a majority of
(a) the Board of Trustees of the Trust, and (c) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such amendment.

DATED:

March 3, 1997